Exhibit 99.1

News Release
October 19, 2009
Park National Corporation reports third quarter 2009 performance and declares fourth quarter cash dividend
NEWARK, Ohio — Park National Corporation (Park) (NYSE Amex: PRK) today announced operating results for the three and nine month periods ended September 30, 2009, including record earnings for Ohio-based operations for the first three quarters of the year. For the three and nine month periods ended September 30, 2009, Park reported net income of $19.2 million and $61.9 million, respectively. Net income per diluted common share was $1.25 for the third quarter of 2009 and was $4.10 for the nine months ended September 30, 2009.
The third quarter of 2008 included a goodwill impairment charge of $55.0 million at Vision Bank, resulting in a net loss of $38.4 million, or $2.75 per diluted common share. For the first three quarters of 2008, Park reported net income of $2.8 million, or $0.20 per diluted common share. Absent the goodwill impairment charge, Park’s net income for the third quarter 2008 would have been $16.6 million, or $1.19 per diluted common share. Net income for the nine months ended September 30, 2008 was $57.7 million, or $4.14 per diluted common share, prior to the impairment charge.
“We are especially pleased with the continued record performance of our Ohio-based operations,” said Park Chairman C. Daniel DeLawder. “Our strong earnings are a direct result of consistent and dedicated personal attention delivered by our associates. Current technology, up-to-date deposit services and reliable home loans combined with extraordinary local service are all reasons why people trust us to keep our promises.”
Net income for Park’s Ohio-based operations for the nine months ended September 30, 2009 was $79.0 million, an increase of $6.0 million from the $73.0 million reported for the same period in 2008.
Park’s Board of Directors declared a $0.94 per common share quarterly cash dividend. The dividend is payable on December 10, 2009 to common shareholders of record as of November 25, 2009.
Park’s net charge-offs for the third quarter of 2009 totaled $9.7 million or an annualized 0.84 percent of average loans outstanding. This compares to net loan charge-offs of $12.8 million or an annualized 1.15 percent of average loans outstanding for the same period in 2008.
Park’s loan loss provision for the third quarter of 2009 was $15.0 million, compared to $15.9 million for the third quarter of 2008. Park subsidiary Vision Bank (headquartered in Panama City, Fla.) had a third quarter 2009 loan loss provision of $10.0 million, compared to $11.5 million for the same period in 2008. The Ohio-based operations had a loan loss provision of $5.0 million for the third quarter of 2009, compared to $4.4 million for the same period in 2008.
Park continues to proactively address the impact of current economic conditions within the loan portfolio through increases in the allowance for loan losses. As of September 30, 2009, the loan loss allowance was $110.0 million, an increase of 9.9 percent over the balance of $100.1 million at December 31, 2008. Non-performing loans were $207.2 million at September 30, 2009, compared to $206.6 million at June 30, 2009 and $162.4 million at December 31, 2008. For the three month period ended September 30, 2009, Park’s classified commercial loans, the type that represent the largest risk of potential future loss, declined by 6.0 percent.
Park experienced $123.8 million loan growth (or 3.7 percent annualized) for the nine month period ended September 30, 2009. Park also reported continued deposit growth for the same period, with $353.2 million (or 9.9 percent annualized) growth in deposits.
“We have experienced excellent deposit growth in 2009, which has helped fund solid loan growth throughout the year,” DeLawder said. “Additionally, home loan origination and refinance activity have been exceptional throughout 2009.” Park originated $531 million in fixed rate residential mortgages through September 30, 2009, compared to $134 million for the same period in 2008.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

News Release
“Strong financial performance puts us in a unique position to help even more families take advantage of recently lowered home loan rates. It’s a great time to borrow money, ” DeLawder added.
Park continued its disciplined approach within the At-the-Market common stock offering. Through September 30, 2009, it has sold 288,272 common shares at an average price of $60.83. Net of all selling and due diligence expenses, the offering has generated additional capital of $16.7 million.
Headquartered in Newark, Ohio, Park National Corporation holds $7.0 billion in total assets (as of September 30, 2009). Park consists of 13 community bank divisions and two specialty finance companies. Park’s Ohio-based banking operations are conducted through Park subsidiary The Park National Bank and its divisions which include Fairfield National Bank, Richland Bank, Century National Bank, First-Knox National Bank, Farmers and Savings Bank, United Bank, Second National Bank, Security National Bank, Unity National Bank and The Park National Bank of Southwest Ohio & Northern Kentucky. Park’s other banking subsidiary is Vision Bank (headquartered in Panama City, Florida), and its Vision Bank Division (of Gulf Shores, Alabama). Park also includes Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance) and Guardian Finance Company.
Complete financial tables are included below.
###
Media Contacts: Bethany Lewis, Communications Specialist, 740.349.0421 or John Kozak, Chief Financial Officer, 740.349.3792
SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
This news release contains forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation: deterioration in the asset value of Park’s loan portfolio may be worse than expected; Park’s ability to execute its business plan successfully and within the expected timeframe; general economic and financial market conditions, and weakening in the economy, specifically, the real estate market and credit market, either national or in the states in which Park and its subsidiaries do business, may be worse than expected which could decrease the demand for loan, deposit and other financial services and increase loan delinquencies and defaults; changes in market rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet; changes in consumer spending, borrowing and saving habits; our liquidity requirements could be adversely affected by changes in our assets and liabilities; our ability to convert our Ohio-based banking divisions into one operating system; competitive factors among financial institutions increase significantly, including product and pricing pressures and our ability to attract, develop and retain qualified bank professionals; the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and its subsidiaries, including changes in laws concerning taxes, banking, securities and other aspects of the financial services industry; the effect of fiscal and governmental policies of the United States federal government; demand for loans in the respective market areas served by Park and its subsidiaries, and other risk factors relating to the banking industry as detailed from time to time in Park’s reports filed with the Securities and Exchange Commission including those described in “Item 1A. Risk Factors” of Part I of Park’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and in “Item 1A. Risk Factors” of Part II of Park’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2009. Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof. Park does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)

	THREE MONTHS ENDED			NINE MONTHS ENDED
	SEPTEMBER 30,			SEPTEMBER 30,
			PERCENT			PERCENT
INCOME STATEMENT AND RATIOS	2009	2008	CHANGE	2009	2008	CHANGE
NET INTEREST INCOME	$68,462	$65,228	4.96%	$204,689	$191,038	7.15%
PROVISION FOR LOAN LOSSES	14,958	15,906	-5.96%	43,101	37,869	13.82%
OTHER INCOME	18,165	17,088	6.30%	57,132	56,670	0.82%
GAIN ON SALE OF SECURITIES	—	—		7,340	896
GOODWILL IMPAIRMENT CHARGE	—	54,986	-100.00%	—	54,986	-100.00%
OTHER EXPENSE	46,052	44,493	3.50%	142,065	132,203	7.46%
INCOME BEFORE TAXES	25,617	(33,069)	N.M.	83,995	23,546	N.M.
NET INCOME (LOSS)	19,199	(38,412)	N.M.	61,896	2,757	N.M.
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS (a)	17,759	(38,412)	N.M.	57,575	2,757	N.M.
NET INCOME (LOSS) PER COMMON SHARE-BASIC (a)	1.25	(2.75)	N.M.	4.10	0.20	N.M.
NET INCOME (LOSS) PER COMMON SHARE-DILUTED (a)	1.25	(2.75)	N.M.	4.10	0.20	N.M.
RETURN ON AVERAGE ASSETS (a)	1.01%	-2.25%		1.10%	0.06%
RETURN ON AVERAGE COMMON EQUITY (a)	12.18%	-26.72%		13.62%	0.64%
CASH DIVIDENDS DECLARED PER COMMON SHARE	0.94	0.94	0.00%	2.82	2.82	0.00%

INCOME STATEMENT AND RATIOS (NON GAAP)
NET INCOME BEFORE IMPAIRMENT CHARGE (c)	19,199	16,574	15.84%	61,896	57,743	7.19%
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS BEFORE IMPAIRMENT CHARGE (a)(c)	17,759	16,574	7.15%	57,575	57,743	-0.29%
NET INCOME BEFORE IMPAIRMENT CHARGE PER SHARE-DILUTED (c)	1.25	1.19	5.04%	4.10	4.14	-0.97%
RETURN ON AVERAGE TANGIBLE ASSETS BEFORE IMPAIRMENT CHARGE (g)	1.02%	0.99%		1.11%	1.18%
RETURN ON AVERAGE ASSETS BEFORE IMPAIRMENT CHARGE (a)(c)	1.01%	0.97%		1.10%	1.15%
RETURN ON AVERAGE TANGIBLE REALIZED COMMON EQUITY BEFORE IMPAIRMENT CHARGE (a)(d)	14.53%	15.00%		16.37%	17.78%
RETURN ON AVERAGE COMMON EQUITY BEFORE IMPAIRMENT CHARGE (a)(c)	12.18%	11.53%		13.62%	13.36%
RETURN ON AVERAGE TANGIBLE ASSETS(f)(a)	1.02%	-2.30%		1.11%	0.06%
RETURN ON AVERAGE TANGIBLE REALIZED COMMON EQUITY (b)(a)	14.53%	-34.76%		16.37%	0.85%

OTHER RATIOS
YIELD ON EARNING ASSETS	5.66%	6.25%		5.72%	6.48%
COST OF PAYING LIABILITIES	1.73%	2.42%		1.78%	2.67%
NET INTEREST MARGIN	4.22%	4.17%		4.23%	4.18%
NET LOAN CHARGE-OFFS	$9,722	$12,756		$33,149	$35,776
NET CHARGE-OFFS AS A PERCENT OF AVERAGE LOANS	0.84%	1.15%		0.97%	1.11%

	September 30,	June 30,	December 31,	September 30,
BALANCE SHEET	2009	2009	2008	2008
INVESTMENTS	$1,873,953	$1,913,620	$2,059,051	$1,807,464
LOANS	4,615,101	4,620,026	4,491,337	4,466,671
LOAN LOSS RESERVE	110,040	104,804	100,088	89,195
GOODWILL AND OTHER INTANGIBLES	82,735	83,672	85,545	86,551
TOTAL ASSETS	6,970,678	7,007,610	7,070,720	6,799,733
TOTAL DEPOSITS	5,114,976	5,053,424	4,761,750	4,774,509
BORROWINGS	1,066,757	1,180,688	1,554,754	1,404,746
EQUITY	687,327	665,141	642,663	529,685
COMMON EQUITY	591,035	569,039	546,942	529,685
TANGIBLE COMMON EQUITY (e)	508,300	485,367	461,397	443,134
COMMON BOOK VALUE PER SHARE	41.45	40.20	39.15	37.93
TANGIBLE COMMON BOOK VALUE PER SHARE (e)	35.65	34.29	33.02	31.73
NONPERFORMING LOANS	207,212	206,581	162,357	127,911
NONPERFORMING ASSETS	254,227	247,860	188,205	147,661
PAST DUE 90 DAY LOANS AND STILL ACCRUING	4,849	4,417	5,421	4,388

RATIOS
LOANS/ASSETS	66.21%	65.93%	63.52%	65.69%
NONPERFORMING LOANS/LOANS	4.49%	4.47%	3.61%	2.86%
PAST DUE 90 DAY LOANS/LOANS	0.11%	0.10%	0.12%	0.10%
LOAN LOSS RESERVE/LOANS	2.38%	2.27%	2.23%	2.00%
TOTAL EQUITY/ASSETS	9.86%	9.49%	9.09%	7.79%
COMMON EQUITY/ASSETS	8.48%	8.12%	7.74%	7.79%
TANGIBLE COMMON EQUITY/TANGIBLE ASSETS (h)	7.38%	7.01%	6.61%	6.60%

N.M. — Not meaningful

(a)	Reported measure excludes the impact of the preferred stock issued to the U.S. Treasury under the Capital Purchase Program and uses net income available to common shareholders.

(b)	Net Income (loss) available to common shareholders for each period divided by average tangible realized common equity during the period. Average tangible realized common equity equals average stockholders’ equity during the applicable period less (i) average goodwill and other intangibles during the period, (ii) average accumulated other comprehensive income, net of taxes, during the period, and (iii) average preferred stock.

(c)	Net income (loss) available to common shareholders for the three months and the nine months ended September 30, 2008 has been adjusted for the impairment charge to goodwill. Net income before impairment charge equals net income (loss) for the period plus the impairment charge to the Vision Bank goodwill of $54,986.

RECONCILIATION OF NET INCOME (LOSS) TO NET INCOME BEFORE IMPAIRMENT CHARGE:

	THREE MONTHS ENDED		NINE MONTHS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,
	2009	2008	2009	2008

NET INCOME (LOSS)	$19,199	$(38,412)	$61,896	$2,757
Plus:
Goodwill impairment charge		54,986		54,986

NET INCOME BEFORE IMPAIRMENT CHARGE	$19,199	$16,574	$61,896	$57,743

RECONCILIATION OF NET INCOME (LOSS) PER SHARE-DILUTED TO NET INCOME BEFORE IMPAIRMENT CHARGE PER SHARE DILUTED:

	THREE MONTHS ENDED		NINE MONTHS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,
	2009	2008	2009	2008

NET INCOME (LOSS) PER SHARE-DILUTED	$1.25	$(2.75)	$4.10	$0.20
Plus:
Impairment charge to goodwill per share-diluted	—	3.94	—	3.94

NET INCOME BEFORE IMPAIRMENT CHARGE PER SHARE-DILUTED	$1.25	$1.19	$4.10	$4.14

(d)	Net income before impairment charge for each period divided by average tangible realized common equity during the period. Average tangible realized common equity equals average stockholders’ equity during the applicable period less (i) average preferred stock, (ii) average goodwill and other intangibles during the period and (iii) average accumulated other comprehensive income (loss), net of taxes, during the period.
RECONCILIATION OF AVERAGE STOCKHOLDERS’ EQUITY TO AVERAGE TANGIBLE REALIZED COMMON EQUITY:

	THREE MONTHS ENDED		NINE MONTHS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,
	2009	2008	2009	2008

AVERAGE STOCKHOLDERS’ EQUITY	$674,541	$571,910	$661,174	$577,251
Less: Average preferred stock	96,183	—	95,994	—
Average goodwill and other intangibles	83,261	141,511	84,194	142,903
Average accumulated other comprehensive income (loss), net of taxes	10,160	(9,184)	10,752	456

AVERAGE TANGIBLE REALIZED COMMON EQUITY	$484,937	$439,583	$470,234	$433,892

(e)	Tangible common equity equals ending stockholders’ equity less preferred stock and goodwill and other intangibles at the end of the period.
RECONCILIATION OF STOCKHOLDERS’ EQUITY TO TANGIBLE COMMON EQUITY:

	September 30,	December 31,	September 30,
	2009	2008	2008

STOCKHOLDERS’ EQUITY	$687,327	$642,663	$529,685
Less: Preferred stock	96,292	95,721	—
Goodwill and other intangibles	82,735	85,545	86,551

TANGIBLE COMMON EQUITY	$508,300	$461,397	$443,134

(f)	Net income (loss) available to common shareholders divided by average tangible assets. Average tangible assets equals average assets less average goodwill and other intangibles.
RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS:

	THREE MONTHS ENDED		NINE MONTHS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,
	2009	2008	2009	2008

AVERAGE ASSETS	$6,975,918	$6,797,792	$7,021,726	$6,681,524
Less average goodwill and other intangibles	83,261	141,511	84,194	142,903

AVERAGE TANGIBLE ASSETS	$6,892,657	$6,656,281	$6,937,532	$6,538,621

(g)	Net income available to common shareholders before impairment charge divided by average tangible assets during the period. Average tangible assets equals average assets less average goodwill and other intangibles (see (f) above).

(h)	Tangible common equity (see (e) above) divided by tangible assets. Tangible assets equals total assets less goodwill and other intangibles.
RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:

	September 30,	December 31,	September 30,
	2009	2008	2008

TOTAL ASSETS	$6,970,678	$7,070,720	$6,799,733
Less: Goodwill and other intangibles	82,735	85,545	86,551

TANGIBLE ASSETS	$6,887,943	$6,985,175	$6,713,182

PARK NATIONAL CORPORATION
Consolidated Statements of Income
(dollars in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008

Interest income:
Interest and fees on loans	$69,339	$75,167	$206,923	$229,109
Interest on:
Obligations of U.S. Government, its agencies and other securities	22,204	22,204	69,233	65,538
Obligations of states and political subdivisions	316	488	1,131	1,707
Other interest income	9	88	38	262

Total interest income	91,868	97,947	277,325	296,616

Interest expense:
Interest on deposits:
Demand and savings deposits	2,768	5,573	8,482	18,266
Time deposits	13,362	15,527	41,536	51,344
Interest on borrowings	7,276	11,619	22,618	35,968

Total interest expense	23,406	32,719	72,636	105,578

Net interest income	68,462	65,228	204,689	191,038

Provision for loan losses	14,958	15,906	43,101	37,869

Net interest income after provision for loan losses	53,504	49,322	161,588	153,169

Other income	18,165	17,088	57,132	56,670

Gain on sale of securities	—	—	7,340	896

Other expense:
Salaries and employee benefits	25,589	25,105	76,410	74,262
Occupancy expense	2,772	2,850	8,812	8,758
Furniture and equipment expense	2,463	2,412	7,339	7,305
Goodwill impairment charge	—	54,986	—	54,986
Other expense	15,228	14,126	49,504	41,878

Total other expense	46,052	99,479	142,065	187,189

Income (loss) before income taxes	25,617	(33,069)	83,995	23,546

Income taxes	6,418	5,343	22,099	20,789

Net income (loss)	$19,199	$(38,412)	$61,896	$2,757

Preferred stock dividends	1,440	—	4,321	—

Net income (loss) available to common shareholders	$17,759	$(38,412)	$57,575	$2,757

Per Common Share:

Net income (loss) — basic	$1.25	$(2.75)	$4.10	$0.20

Net income (loss) — diluted	$1.25	$(2.75)	$4.10	$0.20

Weighted average shares — basic	14,193,411	13,964,549	14,055,580	13,964,561

Weighted average shares — diluted	14,193,411	13,964,549	14,055,580	13,964,561

PARK NATIONAL CORPORATION
Consolidated Balance Sheets
(dollars in thousands, except share data)

	September 30,
	2009	2008

Assets

Cash and due from banks	$127,079	$161,591
Money market instruments	10,583	22,379
Investment securities	1,873,953	1,807,464

Loans	4,615,101	4,466,671
Allowance for loan losses	110,040	89,195

Loans, net	4,505,061	4,377,476

Bank premises and equipment, net	67,194	69,562
Goodwill and other intangibles	82,735	86,551
Other Real Estate Owned	47,015	19,750
Other assets	257,058	254,960

Total assets	$6,970,678	$6,799,733

Liabilities and Stockholders’ Equity

Deposits:
Noninterest bearing	$817,897	$725,859
Interest bearing	4,297,079	4,048,650

Total deposits	5,114,976	4,774,509

Borrowings	1,066,757	1,404,746
Other liabilities	101,618	90,793

Total liabilities	$6,283,351	$6,270,048

Stockholders’ Equity:
Preferred Stock (200,000 shares authorized in 2009 and -0- in 2008; 100,000 shares issued in 2009 and -0- in 2008)	$96,292	$—
Common stock (No par value; 20,000,000 shares authorized in 2009 and 2008; 16,151,123 shares issued in 2009 and 16,151,162 in 2008)	301,209	301,211
Common stock warrant	4,297	—
Accumulated other comprehensive income (loss), net of taxes	20,018	(4,390)
Retained earnings	447,122	440,968
Treasury stock (1,891,152 shares in 2009 and 2,186,624 shares in 2008)	(181,611)	(208,104)

Total stockholders’ equity	687,327	529,685

Total liabilities and stockholders’ equity	$6,970,678	$6,799,733

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets
(dollars in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008

Assets

Cash and due from banks	$109,935	$145,365	$111,988	$144,879
Money market instruments	31,661	17,971	25,571	14,734
Investment securities	1,881,061	1,817,128	1,957,788	1,803,391

Loans	4,610,716	4,409,188	4,582,037	4,317,204
Allowance for loan losses	104,763	85,512	101,821	85,786

Loans, net	4,505,953	4,323,676	4,480,216	4,231,418

Bank premises and equipment, net	67,124	69,545	67,846	69,246
Goodwill and other intangibles	83,261	141,511	84,194	142,903
Other Real Estate Owned	44,155	20,231	36,535	18,857
Other assets	252,768	262,365	257,588	256,096

Total assets	$6,975,918	$6,797,792	$7,021,726	$6,681,524

Liabilities and Stockholders’ Equity

Deposits:
Noninterest bearing	$817,625	$747,978	$805,488	$730,436
Interest bearing	4,315,622	3,873,958	4,186,578	3,803,386

Total deposits	5,133,247	4,621,936	4,992,066	4,533,822

Borrowings	1,058,303	1,514,906	1,257,673	1,476,378
Other liabilities	109,827	89,040	110,813	94,073

Total liabilities	$6,301,377	$6,225,882	$6,360,552	$6,104,273

Stockholders’ Equity:
Preferred stock	$96,183	$—	$95,994	$—
Common stock	301,209	301,211	301,209	301,212
Common stock warrant	4,297	—	4,297	—
Accumulated other comprehensive income (loss), net of taxes	10,160	(9,184)	10,752	456
Retained earnings	450,506	487,986	449,007	483,686
Treasury stock	(187,814)	(208,103)	(200,085)	(208,103)

Total stockholders’ equity	$674,541	$571,910	$661,174	$577,251

Total liabilities and stockholders’ equity	$6,975,918	$6,797,792	$7,021,726	$6,681,524